                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K

                    Current Report Under Section 13 or 15(d)
                     of the Securities Exchange Act of 1934

Date of Report                                February 16, 2000
--------------------------------------------------------------------------------

                            CROGHAN BANCSHARES, INC.
--------------------------------------------------------------------------------
             (Exact name of registrant as specified in its charter)

                                     0-20159
--------------------------------------------------------------------------------
                            (Commission File Number)

                       Ohio                                       31-1073048
--------------------------------------------------------------------------------
         (State or other jurisdiction of                     (I.R.S. Employer
           incorporation or organization)                    Identification No.)

          323 Croghan Street, Fremont, Ohio                          43420
--------------------------------------------------------------------------------
        (Address of principal executive offices)                   (Zip Code)

                                 (419)-332-7301
--------------------------------------------------------------------------------
              (Registrant's telephone number, including area code)



















This document contains 3 pages.

                            CROGHAN BANCSHARES, INC.

Item 5 - Other Events

                                  N E W S     R E L E A S E


         Albert C. Nichols, Chairman of the Board of The Croghan Colonial Bank and its parent holding company, Croghan Bancshares, Inc., announced his retirement effective January 28, 2000 in a letter to both boards.

         Mr. Nichols began his banking career in Lima, Ohio in July 1937. He served in the U. S. Army during WWII in the European theater. He accepted a position at the Croghan Bank & Savings Company in July 1952. Mr. Nichols held many positions at the bank including the first manager at the East Branch Office which opened in October 1956. He was appointed to the bank board in January 1964, was named president of the bank in January 1968 and served in that capacity until March 1984 when he assumed the position of chairman of both boards of directors. He was a charter member of the board of Croghan Bancshares. At their February 15 meetings both boards accepted his retirement letter with regret. His 60 plus years of banking experience and 36 years service on the bank board will be missed. Mr. Nichols resides in Fremont with his wife, Mary. A new chairman was not named and Thomas F. Hite, President & CEO of both the bank and the holding company will perform the additional duties of chairman.

         Allan E. Mehlow, Vice President and Chief Operating Officer of the bank and Treasurer of Croghan Bancshares, Inc. was named by both boards to fill the vacancy created by Mr. Nichols' retirement. Mr. Mehlow joined the bank in 1975, served as auditor from 1984 to 1990 and vice president and chief financial officer from 1993 to 1999. He is a CPA and has served as treasurer of the holding company since 1992. Mr. Mehlow resides in Fremont with his wife, Kathy, and one son.


                                      # # #

                                    Signature

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                   CROGHAN BANCSHARES, INC.
                                                   -------------------------
                                                         Registrant

Date:    February 16, 2000                   by:   /s/    Thomas F. Hite
         -----------------                         -----------------------------
                                                   Thomas F. Hite, President